EXHIBIT 99.5

                       PRO FORMA UNAUDITED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996*
                                 (In thousands)


                                                                                                               Sovereign,
                                                                                 Sovereign &                  First State
                                                   Sovereign     First State     First State     Bankers       & Bankers
                                                   ---------     -----------     -----------     -------       ---------
Cash and amounts due from depository
  institutions                                    $  122,973      $ 13,874       $  136,847    $   16,193     $  153,040
Investment and mortgage-backed
  securities                                       3,004,939        75,244        3,080,183       638,539      3,718,722
Loans                                              5,990,552       545,976        6,536,528     1,641,576      8,178,104
Allowance for possible loan losses                   (34,018)       (9,125)         (43,143)       (7,120)       (50,263)
Goodwill and otherwise intangible assets             114,524         2,199          116,723         3,518        120,241
Other assets                                         165,666        37,769          203,435        37,444        240,879
                                                   ---------       -------       ----------     ---------     ----------
TOTAL ASSETS                                      $9,364,636      $665,937      $10,030,573    $2,330,150    $12,360,723
                                                   =========       =======       ==========     =========     ==========

Deposits                                          $5,007,118      $589,509      $ 5,596,627    $1,625,344     $7,221,971
Borrowings                                         3,814,828        32,629        3,847,457       487,781      4,335,238
Other liabilities                                     82,609         3,844           88,453        29,496        115,949
                                                   ---------       -------       ----------     ---------     ----------
TOTAL LIABILITIES                                  8,904,555       625,982        9,530,537     2,142,621     11,673,158

Other Equity                                         344,655        20,863          365,518        74,839        440,357
Common stock                                               0            39               39           143            182
Retained Earnings                                    115,426        19,053          134,479       112,547        247,026
                                                   ---------       -------       ----------     ---------     ----------
TOTAL STOCKHOLDERS' EQUITY                           460,081        39,955          500,036       187,529        687,565
                                                   ---------       -------       ----------     ---------     ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY          $9,364,636      S665,937      $10,030,573    $2,330,150    $12,360,723
                                                   =========       =======       ==========     =========     ==========


*First State as of June 30, 1996.

                      PRO FORMA UNAUDITED INCOME STATEMENT
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996*
                     (in thousands, except per share data)



                                                                                             Sovereign,
                                                                   Sovereign &               First State
                                       Sovereign    First State    First State    Bankers     & Bankers
                                       ---------    -----------    -----------    -------    -----------

Interest income                        $451,794      $36,494        $488,288     $110,559     $598,847
Interest expense                        290,785       17,780         306,565       64,449      373,014
                                        -------       ------         -------      -------      -------
Net interest income                     161,009       18,714         179,723       46,110      225,833
Provision for possible loan losses        1,616        5,800           7,116        3,050       10,166
                                        -------       ------         -------      -------      -------
Net interest income after provision                                                                  0
  for possible loan lossess             169,493       13,114         172,607       43,060      215,667
                                        -------       ------         -------      -------      -------
Other non-interest income                17,032       12,466          29,498        1,591       31,089
Non-interest expense                    124,110       26,381         150,491       17,747      168,238
                                        -------       ------         -------      -------      -------
Income before taxes                      52,415         (801)         51,614       26,904       78,518
Income taxes                             19,911          195          20,106        9,537       29,643
                                        -------       ------         -------      -------      -------
Net income                             $ 32,504      $  (996)       $ 31,508     $ 17,367     $ 48,875
                                        =======       ======         =======      =======      =======

Earnings per share                        $0.55       ($0.25)          $0.49        $1.35        $0.55
                                        =======       ======         =======      =======      =======


*First State for the nine months ended June 30, 1996.

Note 1: Per share data do not reflect Sovereign's 6-for-5 stock split declared January 16, 1997 and payable March 14, 1997.

Note 2: Above amounts assume no cost savings realization for either the First State acquisition or the Bankers acquisition.

                      PRO FORMA UNAUDITED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                     (in thousands, except per share data)



                                                                                             Sovereign,
                                                                   Sovereign &               First State
                                       Sovereign    First State    First State    Bankers     & Bankers
                                       ---------    -----------    -----------    -------    -----------

Interest income                        $356,456      $32,607        $388,963     $ 95,321     $484,284
Interest expense                        228,668       15,545         244,213       53,752      297,965
                                        -------       ------         -------      -------      -------
Net interest income                     127,788       16,962         144,750       41,569      186,319
Provision for possible loan losses          750        1,100           1,850        3,500        5,350
                                        -------       ------         -------      -------      -------
Net interest income after provision                                                                  0
  for possible loan lossess             127,038       15,862         142,900       38,069      180,969
                                        -------       ------         -------      -------      -------
Other non-interest income                19,055        4,563          23,598        1,762       25,360
Non-interest expense                     84,168       16,109         100,277       15,206      115,483
                                        -------       ------         -------      -------      -------
Income before taxes                      61,925        4,296          66,221       24,625       90,846
Income taxes                             21,214        1,389          22,603        8,843       31,446
                                        -------       ------         -------      -------      -------
Net income                             $ 40,711      $ 2,907        $ 43,618     $ 15,782     $ 59,400
                                        =======       ======         =======      =======      =======

Earnings per share                        $0.73        $0.75           $0.72        $1.19        $0.70
                                        =======       ======         =======      =======      =======


Note 1: Per share data do not reflect Sovereign's 6-for-5 stock split declared January 18, 1997 and payable March 14, 1997.

Note 2: Above amounts assume no cost savings realization for either the First State acquisition or the Bankers acquisition.

                      PRO FORMA UNAUDITED INCOME STATEMENT
                 FOR THE YEAR ENDED DECEMBER 31, 1995
                     (in thousands, except per share data)



                                                                                             Sovereign,
                                                                   Sovereign &               First State
                                       Sovereign    First State    First State    Bankers     & Bankers
                                       ---------    -----------    -----------    -------    -----------

Interest income                        $493,031      $44,349        $537,380     $129,265     $686,645
Interest expense                        318,805       21,765         340,570       73,818      414,388
                                        -------       ------         -------      -------      -------
Net interest income                     174,226       22,584         196,810       55,447      252,257
Provision for possible loan losses        1,000        1,650           2,650        5,500        8,150
                                        -------       ------         -------      -------      -------
Net interest income after provision                                                                  0
  for possible loan lossess             173,226       20,934         194,160       49,947      244,107
                                        -------       ------         -------      -------      -------
Other non-interest income                25,829        6,368          32,197          739       32,936
Non-interest expense                    113,108       22,172         135,280       19,999      155,279
                                        -------       ------         -------      -------      -------
Income before taxes                      85,947        5,130          91,077       30,687      121,764
Income taxes                             29,539        1,132          30,671       10,683       41,354
                                        -------       ------         -------      -------      -------
Net income                             $ 56,408      $ 3,998        $ 60,406     $ 20,004     $ 80,410
                                        =======       ======         =======      =======      =======

Earnings per share                        $1.00        $1.01           $0.98        $1.61        $0.94
                                        =======       ======         =======      =======      =======


Note 1: Per share data do not reflect Sovereign's 6-for-5 stock split declared January 16, 1997 and payable March 14, 1997.

Note 2: Above amounts assume no cost savings realization for either the First State acquisition or the Bankers acquisition.

                      PRO FORMA UNAUDITED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                      (in thousands, except per share data)



                                                                                             Sovereign,
                                                                   Sovereign &               First State
                                       Sovereign    First State    First State    Bankers     & Bankers
                                       ---------    -----------    -----------    -------    -----------

Interest income                        $354,141      $34,936        $389,076     $106,602     $495,678
Interest expense                        198,741       13,448         212,189       51,123      263,312
                                        -------       ------         -------      -------      -------
Net interest income                     155,400       21,487         176,887       55,479      232,366
Provision for possible loan losses        4,100        1,892           5,992        3,970        9,962
                                        -------       ------         -------      -------      -------
Net interest income after provision                                                                  0
  for possible loan lossess             151,300       19,595         170,895       51,509      222,404
                                        -------       ------         -------      -------      -------
Other non-interest income                14,554        4,150          18,704        1,683       20,387
Non-interest expense                     90,989       18,881         109,870       21,130      131,000
                                        -------       ------         -------      -------      -------
Income before taxes                      74,865        4,864          79,729       32,062      111,791
Income taxes                             28,467        1,363          29,830       11,058       40,888
                                        -------       ------         -------      -------      -------
Net income                             $ 46,398      $ 3,501        $ 49,899     $ 21,004     $ 70,903
                                        =======       ======         =======      =======      =======

Earnings per share                        $0.90        $0.91           $0.89        $1.56        $0.87
                                        =======       ======         =======      =======      =======


Note 1: Per share data do not reflect Sovereign's 6-for-5 stock split declared January 16, 1997 and payable March 14, 1997.

Note 2: Above amounts assume no cost savings realization for either the First State acquisition or the Bankers acquisition.

                      PRO FORMA UNAUDITED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                      (in thousands, except per share data)



                                                                                             Sovereign,
                                                                   Sovereign &               First State
                                       Sovereign    First State    First State    Bankers     & Bankers
                                       ---------    -----------    -----------    -------    -----------

Interest income                        $282,790      $34,624        $317,414     $100,965     $418,379
Interest expense                        153,318       15,401         168,719       47,840      216,559
                                        -------       ------         -------      -------      -------
Net interest income                     129,472       19,223         148,695       53,125      201,820
Provision for possible loan losses        8,650        2,440          11,090        2,040       13,130
                                        -------       ------         -------      -------      -------
Net interest income after provision                                                                  0
  for possible loan lossess             120,822       16,783         137,605       51,085      188,690
                                        -------       ------         -------      -------      -------
Other non-interest income                15,167        4,205          19,372        3,894       23,268
Non-interest expense                     77,377       18,448          96,825       21,444      117,269
                                        -------       ------         -------      -------      -------
Income before taxes                      58,612        2,540          61,162       33,535       94,687
Income taxes                             22,998           15          23,013       12,067       35,080
                                        -------       ------         -------      -------      -------
Net income                             $ 35,614      $ 2,525        $ 38,139     $ 21,468     $ 59,807
                                        =======       ======         =======      =======      =======

Earnings per share                        $0.70        $0.65           $0.69        $1.56        $0.73
                                        =======       ======         =======      =======      =======


Note 1: Per share data do not reflect Sovereign's 6-for-5 stock split declared January 16, 1997 and payable March 14, 1997.

Note 2: Above amounts assume no cost savings realization for either the First State acquisition or the Bankers acquisition.